UNITED STATES

SECURITIES AND EXCHANGE COMMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 23, 2017

BUSINESS FIRST BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Louisiana	333-200112	20-5340628
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Laurel Street, Suite 101 Baton Rouge, Louisiana		70801
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (225) 248-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 23, 2017, the board of directors of Business First Bancshares, Inc. (“Business First”) approved amended and restated Bylaws of Business First, effective immediately. The amended and restated Bylaws amend and restate Business First’s Bylaws in their entirety. The amended and restated Bylaws primarily serve to bring Business First’s Bylaws in line with (i) industry best practices, (ii) the Louisiana Business Corporations Act and (iii) the proposed amended and restated Articles of Incorporation discussed hereinafter. This discussion is qualified in its entirety by reference to the full text of the amended and restated Bylaws, which are filed as an exhibit to this current report.

8.01	Other Events.

On August 23, 2017, the board of directors of Business First approved a form of amended and restated Articles of Incorporation, which amend and restate Business First’s Articles of Incorporation in their entirety. The proposed amended and restated Articles of Incorporation (i) increases the authorized number of shares of common stock from 10,000,000 to 50,000,000, and the authorized number of shares of preferred stock from 1,000,000 to 5,000,000, (ii) implements a majority vote standard for uncontested director elections in lieu of the current plurality vote standard, and (iii) brings Business First’s Articles of Incorporation in line with industry best practices, the Louisiana Business Corporations Act, and the amended and restated Bylaws. The board of directors authorized management of Business First to prepare and distribute a notice of a special meeting of the shareholders, to be held September 28, 2017, and proxy statement with respect to the meeting. The only matter to be brought before the special meeting is the approval of the amended and restated Articles of Incorporation.

9.01	Financial Statements and Exhibits

(d)	Exhibits. The following exhibits are filed herewith.

Exhibit No.	Description of Exhibit
99.1	Amended and Restated Bylaws of Business First Bancshares, Inc., adopted August 23, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 28, 2017

Business First bancshares, inc.

By:	/s/ David R. Melville, IIII
David R. Melville, IIII
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Amended and Restated Bylaws of Business First Bancshares, Inc. adopted August 23, 2017.